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[Logo] M F S (R)
INVESTMENT MANAGEMENT

                               [Graphic Omitted]

               MFS(R) MUNICIPAL
               INCOME FUND

               ANNUAL REPORT o MARCH 31,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 40 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 25
Notes to Financial Statements ............................................. 31
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 41

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED              MAY LOSE VALUE           NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended March 31, 2001, Class A shares of the fund provided a total return of 9.06%, Class B shares 8.24%, and Class C shares 8.23%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 10.92% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 9.91%.

Q.  WHAT IS THE GOAL OF THE FUND?

A. Our long-term goal is to pay shareholders a higher level of income exempt from federal income taxes than an average national high-grade municipal debt portfolio. We try to do that by taking on slightly more credit risk than the average high-grade national portfolio by investing part of our assets in bonds rated "BBB" and lower by the major credit rating agencies. (Bonds rated below "BBB" are considered non-investment grade or "junk" bonds.) Historically, the average credit quality of the fund has tended to be about "A", which we believe has provided investors in the fund with a good balance between credit risk and income potential.

Q.  WHAT FACTORS AFFECTED PERFORMANCE DURING THE PERIOD?

A. The most important influence on performance was the slowdown in the economy, which drove interest rates down and bond prices up quite dramatically over the past 12 months. Using gross domestic product (GDP) as a yardstick, we saw growth in the economy slow from an annualized rate of about 5% in the first half of 2000 to an annualized rate of 1.1% in the fourth quarter of 2000. Overall negative sentiment was also driven by tumbling stock prices.

    Although the economic slowdown seemed to catch many people by surprise, it did not appear to surprise the bond market. Historically, it has been our experience that markets have tended to anticipate changes in the economy by several months; this is what we believe happened over the period, as we experienced a major rally in bond prices.

    When the Federal Reserve Board (the Fed) began lowering interest rates a few days into the new year, it appeared to us to be playing catch-up to the market; most of the decline in bond yields during the 12 months ended March 31, 2001, actually occurred prior to the Fed's first rate cut.

    A key factor that hurt relative performance was credit quality. As mentioned earlier, this fund has been intentionally overweighted in bonds rated "BBB" and below, relative to its peers and to the Lehman Index. Although we believe this may have allowed us to deliver higher income over the long term, this overweighting has tended to hurt short-term performance in periods when spreads widen between "AAA" and "BBB" bonds, as they have done over the past 12 months.

Q.  WHAT IS YOUR GENERAL OUTLOOK FOR THE ECONOMY AND THE BOND MARKET?

A. Looking ahead, we expect that the Fed will continue to reduce rates. We remain cautiously optimistic that the Fed's actions will drive bond rates down further. We do not, however, expect another bond rally as dramatic as the one we experienced during this period, as we feel that further Fed action has already been factored into the market.

    One issue we have considered is the potential effect of an extended economic slowdown. The economic boom of the past decade has meant that most states and municipalities have strong balance sheets, with revenues exceeding expenditures. A long downturn could reverse that situation, adversely affecting municipal bond issuers. An area of caution we've identified has been issuers who are highly dependent on sales tax revenue, as retail sales growth has slowed in recent months. In contrast, housing prices and property tax assessments, while they bear continuing scrutiny, appear to us to be remaining stable -- so we have been less concerned about issues backed by property tax revenue.

    As for our general outlook, we think the economic downturn may persist longer than prevailing wisdom allows. We are not convinced, as many seem to be, that lower interest rates and a possible tax cut will turn things around within six months.

Q. GIVEN THAT SOMEWHAT DOWNBEAT ASSESSMENT OF THE MARKET, WHERE DO YOU SEE OPPORTUNITY?

A. We believe that "BBB"-rated issues, which underperformed over the past year, may now present some great opportunities. Over the period, spreads widened to their greatest levels in four years, as recessionary fears forced lower-rated bond issuers to pay investors higher yields. We think investors are once again being paid adequately to take on the greater risk of "BBB" bonds as compared to higher-rated issues.

    At the same time, we feel that riskier below-investment-grade issues have become less attractive because they have generally offered only slightly more yield than "BBB"-rated bonds. In addition, junk bonds have tended to be less liquid than investment-grade bonds. So one of our strategies going forward will be to upgrade the credit quality of the fund by increasing our exposure to "BBB" bonds and decreasing our exposure to junk bonds. Critical to this strategy will be the Original Research(SM) process used by our analysts to identify individual securities that we believe have the financial strength to remain investment grade and to continue to pay interest and principal, despite an economic downturn.

Q.  DO ANY AREAS OR SECTORS LOOK PARTICULARLY ATTRACTIVE AT THIS TIME?

A. We think some of our best opportunities will be in health care and energy, two sectors that investors have recently avoided. Problems with some issuers in these sectors have depressed prices across the sectors; we think this offers great opportunities for our research process to identify financially strong issuers whose securities are undervalued.

    The energy area has been hurt by uncertainty over the new environment created by widespread deregulation, culminating with the highly publicized problems in California. Our analysts, however, have identified a number of utilities that we feel are prospering in the new environment.

    We believe health care may be the most attractive sector in municipal bonds -- in part because many investors seem to be afraid of it. Over the past 12 to 24 months, an excess of beds in many big-city markets, combined with lower Medicare reimbursements and price pressure from HMOs, has made investors wary of most hospital bonds. However, the federal government increased Medicare reimbursement rates during the last budget cycle, and we have seen evidence that hospitals have negotiated higher reimbursement rates from health care companies. In this environment, our analysts have identified a number of hospitals with "BBB"-rated bonds in areas where competition is minimal; we feel their bonds could potentially outperform in what has been a very difficult sector.

      /s/ Michael L. Dawson            /s/ Geoffrey L. Schechter

          Michael L. Dawson                Geoffrey L. Schechter
          Portfolio Manager                Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
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   MICHAEL L. DAWSON IS VICE PRESIDENT AND A PORTFOLIO MANAGER OF ALL STATE
   MUNICIPAL BOND FUNDS AT MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS IN 1998 AND WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999.

   GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                             FEDERAL INCOME TAXES AS IS CONSISTENT WITH PRUDENT INVESTING AND PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     DECEMBER 29, 1986

  CLASS INCEPTION:           CLASS A  SEPTEMBER 7, 1993
                             CLASS B  DECEMBER 29, 1986
                             CLASS C  JANUARY 3, 1994

  SIZE:                      $360.9 MILLION NET ASSETS AS OF MARCH 31, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended March 31, 2001)

                         MFS Municipal    Lehman Brothers
                         Income Fund -    Municipal Bond
                            Class B            Index

                "3/91"     $10,000           $10,000
                "3/93"      12,204            12,376
                "3/95"      13,082            13,604
                "3/97"      14,327            15,548
                "3/99"      16,564            18,281
                "3/01"      17,590            20,261

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

CLASS A
                                      1 Year    3 Years    5 Years    10 Years
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Cumulative Total Return Excluding
  Sales Charge                       + 9.06%    +13.37%    +31.95%     +87.28%
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Average Annual Total Return
  Excluding Sales Charge             + 9.06%    + 4.27%    + 5.70%     + 6.48%
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Average Annual Total Return
  Including Sales Charge             + 3.88%    + 2.59%    + 4.68%     + 5.96%
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CLASS B
                                      1 Year    3 Years    5 Years    10 Years
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Cumulative Total Return Excluding
  Sales Charge                       + 8.24%    +10.84%    +27.01%     +75.90%
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Average Annual Total Return
  Excluding Sales Charge             + 8.24%    + 3.49%    + 4.90%     + 5.81%
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Average Annual Total Return
  Including Sales Charge             + 4.24%    + 2.60%    + 4.57%     + 5.81%
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CLASS C
                                      1 Year    3 Years    5 Years    10 Years
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Cumulative Total Return Excluding
  Sales Charge                       + 8.23%    +10.83%    +27.19%     +76.31%
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Average Annual Total Return
  Excluding Sales Charge             + 8.23%    + 3.49%    + 4.93%     + 5.83%
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Average Annual Total Return
  Including Sales Charge             + 7.23%    + 3.49%    + 4.93%     + 5.83%
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COMPARATIVE INDICES(+)
                                      1 Year    3 Years    5 Years    10 Years
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Average general municipal debt
  fund+                              + 9.91%    + 4.04%    + 5.46%     + 6.67%
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Lehman Brothers Municipal Bond
  Index#                             +10.92%    + 5.58%    + 6.56%     + 7.32%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months.

Class A and C share performance include the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class A shares are lower than those of Class B shares, the blended Class A share performance is lower than it would have been had Class A shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower rated securities may provide greater returns but may have greater than average risk. These risks may increase share price volatility. See the prospectus for details.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2001

QUALITY RATINGS

"AAA"                         45.0%
"AA"                          15.4%
"BBB"                         15.6%
Not Rated                     12.0%
"A"                            7.0%
"BB"                           3.7%
Other                          1.0%
"B"                            0.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- March 31, 2001

Municipal Bonds - 97.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 3.2%
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                          $1,000             $  1,115,090
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     3,490                3,652,146
  Denver, CO, City & County Airport Rev., 8.75s, 2023(+++)                1,260                1,326,654
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                    1,000                1,045,580
  Louisville & Jefferson County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                                      3,000                3,311,160
  Oklahoma City, OK, Airport Trust, "B", FSA, 5.75s, 2017                 1,080                1,128,967
                                                                                            ------------
                                                                                            $ 11,579,597
--------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 4.5%
  Chicago, IL, Lakefront Millennium Parking Facilities, MBIA,
    5s, 2018                                                             $4,000             $  3,985,720
  Commonwealth of Massachusetts, 5.875s, 2017                             3,205                3,638,605
  Cranston, RI, FGIC, 6.375s, 2014                                          200                  226,868
  Houston County, AL, AMBAC, 6.25s, 2019                                    850                  954,635
  Indianapolis, IN, Public Improvement Bond Bank, "C",
    AMBAC, 6s, 2017                                                         500                  544,685
  New Orleans, LA, AMBAC, 0s, 2015                                        3,000                1,458,570
  New York City, NY, "B", 7.5s, 2008(+++)                                   180                  189,160
  San Antonio, TX, 5s, 2020                                                 700                  687,344
  Shelby County, TN, 0s, 2013                                             3,000                1,654,200
  Southlake, TX, AMBAC, 0s, 2022                                          3,185                  858,198
  Southlake, TX, AMBAC, 0s, 2023                                          3,150                  791,910
  Wisconsin, "C", 6s, 2019                                                1,200                1,296,048
                                                                                            ------------
                                                                                            $ 16,285,943
--------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 2.9%
  Birmingham, AL, 5.75s, 2017                                            $1,000             $  1,064,400
  Mesa, AZ, FGIC, 5s, 2018                                                3,625                3,622,607
  New York, NY, "J", MBIA, 5s, 2017                                       2,000                2,003,700
  Worcester, MA, FSA, 6s, 2017                                            3,475                3,856,833
                                                                                            ------------
                                                                                            $ 10,547,540
--------------------------------------------------------------------------------------------------------
General Obligations - Schools - 8.5%
  Bay Village, OH, City School District, School
    Improvement, 5.25s, 2016                                             $  500             $    514,230
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                        1,500                  717,135
  Detroit, MI, City School District, "B", FGIC, 5s, 2021                  2,000                1,965,080
  Dudley-Charlton, MA, Regional School District, RITES,
    FGIC, 6.335s, 2017(++)+                                               1,495                1,651,706
  Florida Board of Education Capital Outlay, Public
    Education, "A", 5s, 2019                                              1,000                  995,140
  Forsyth County, GA, School District, 6s, 2015                             400                  447,552
  Fresno, CA, Unified School District, MBIA, 6.55s, 2020                  1,225                1,448,379
  Goose Creek, TX, Consolidate School District, 5s, 2020                  2,500                2,457,125
  Houston, TX, Independent School District, RITES, PSF,
    6.127s, 2017(++)+                                                     2,325                2,402,794
  Indian Hill, OH, Exempted Village School, School
    Improvement, 5.5s, 2017                                                 830                  872,687
  Keller, TX, Independent School District, Refunding,
    PSF, 6s, 2017                                                         1,980                2,154,913
  Leander, TX, PSF, 0s, 2018                                              2,500                  884,175
  Manistee, MI, Area Public Schools, FGIC, 5.75s, 2019                      700                  778,183
  Phenix City, AL, AMBAC, 5.65s, 2021                                     1,500                1,578,885
  Philadelphia, PA, School District, MBIA, 6s, 2016                         750                  823,913
  Pierre, SD, School District Number 322, FSA, 5.7s, 2017                 1,000                1,057,210
  Roma, TX, Independent School District, PSF, 5.875s, 2020                1,705                1,814,529
  Walled Lake, MI, Consolidate School District, Refunding,
    5.125s, 2021                                                          1,250                1,239,862
  Warren Township, IN, FGIC, 5.5s, 2020                                   2,600                2,673,814
  Williamson County, TN, Rural School, 6.125s, 2016                       1,665                1,902,412
  Williamson County, TN, Rural School, 6.125s, 2017                       1,765                2,016,672
  Willis, TX, Independent School District, Refunding, 5.75s, 2018           305                  332,645
                                                                                            ------------
                                                                                            $ 30,729,041
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 11.0%
  Baxter County, AR, Hospital Rev., 5.375s, 2014                         $1,000             $    923,610
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               1,215                1,235,096
  Brookhaven, NY, Industrial Development Agency, Memorial
    Hospital Medical Center Inc., "A", 8.125s, 2020                         300                  298,188
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira), 6s, 2013          915                  819,190
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, 9.491s, 2021(++)                              1,500                1,595,655
  Colorado Health Facilities Authority Rev., 6.625s, 2026                   500                  501,890
  Colorado Health Facilities Authority Rev., Refunding &
    Improvement Hospital Parkview, 6s, 2016                               1,000                  965,250
  Cuyahoga County, OH, Hospital Facilities (Canton, Inc.), 7.5s, 2030       900                  950,247
  Fulton County, NY, Industrial Development Agency
    (Nathan Littauer Hospital), 5.75s, 2009                                 250                  231,135
  Henrico County, VA, Industrial Development Authority
    Rev. (Bon Secours), FSA, RIBS, 8.025s, 2027(++)                       5,000                6,096,000
  Illinois Health Facilities Authority (Condell Medical
    Center), 6.35s, 2015                                                  1,000                1,043,730
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.25s, 2014                                  400                  356,764
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.5s, 2019                                   650                  580,229
  Jefferson County, KY, Hospital Rev., MBIA, 9.141s, 2014 (++)              500                  564,310
  Jefferson County, KY, Hospital Rev., MBIA, 9.141s, 2014 (++)            1,000                1,094,050
  Kentucky Economic Development Finance Authority (Norton
    Healthcare, Inc.), 6.5s, 2020                                         1,250                1,272,575
  Kentucky Economic Development Finance Authority,
    Refunding & Improvement, "A", MBIA, 5s, 2018                          2,400                2,358,144
  Lauderdale County & Florence, AL, Coffee Health Group
    "A", MBIA, 5.25s, 2019                                                1,100                1,101,122
  Lauderdale County & Florence, AL, Coffee Health Group
    "A", MBIA, 5.25s, 2024                                                1,085                1,076,353
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                    340                  310,692
  Marion County, FL, Hospital District Rev., 5.625s, 2019                   750                  744,285
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                  1,000                1,058,860
  Massachusetts Health & Education Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                                    1,000                  884,150
  Mecosta County, MI, General Hospital Rev., 6s, 2018                       300                  261,990
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), Connie Lee, 6.7s, 2018                1,000                1,036,180
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                     900                  766,053
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                                600                  540,846
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 6.4s, 2015+                                              2,800                2,944,956
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                   290                  251,424
  Savannah, GA, Economic Development Authority, 0s, 2021 (+++)            6,125                1,639,724
  State of Michigan Hospital Finance Authority Rev
    (Memorial Healthcare Center), 5.75s, 2015                               800                  730,496
  Steubenville, OH, Hospital Rev., 6.375s, 2020                             300                  307,518
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                           1,000                  972,510
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                     750                  709,125
  Suffolk County, NY, Industrial Development Agency
    (Southhampton Hospital), 7.625s, 2030                                   250                  242,118
  Tallahasse, FL, Health Facilities Rev. (Tallahasse
    Memorial Healthcare), 6.25s, 2020                                     1,000                1,041,600
  Torrance, CA, Hospital Rev., 6.875s, 2015(+++)                          1,545                1,638,086
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                      195                  175,250
  Yonkers, NY, Industrial Development Agency (St. John's
    Riverside Hospital), 6.8s, 2016                                         500                  498,680
                                                                                            ------------
                                                                                            $ 39,818,081
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 2.8%
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                            $   25             $     24,704
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               140                  128,971
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                              505                  432,230
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              1,130                  946,115
  Colorado Health Facilities Authority Rev. (Evangelical
    Lutheran Health Facilities), 6.9s, 2025                                 500                  508,310
  Gadsden County, FL, Industrial Development Authority
    (RHA/FL Properties), 10.45s, 2018**                                   1,805                1,353,750
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                                1,000                  955,140
  Indiana Health Facilities Financing Authority Rev
    (Hoosier Care), 7.125s, 2034                                            840                  746,542
  Indiana Health Facilities Financing Authority Rev
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              1,210                  916,660
  Jefferson County, KY, Health Care Authority Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                               250                  230,837
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                              996                  169,354
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                                 450                  435,645
  Millbrae, CA, Residential Facility (Magnolia Of Millbrae),
    7.375s, 2027                                                          1,000                1,007,860
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                             990                  835,342
  Tennessee Veterans Home Board Rev. (Humboldt), 6.75s, 2021              1,000                1,068,660
  Wisconsin Health & Educational Facilities (Oakwood
    Village Project), 7.625s, 2030                                          300                  291,504
                                                                                            ------------
                                                                                            $ 10,051,624
--------------------------------------------------------------------------------------------------------
Human Services - 0.3%
  Orange County, FL, Health Facilities Authority (First
    Mortgage Healthcare Facilities), 9s, 2031                            $1,000             $  1,003,140
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 5.1%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                    $3,500             $  3,576,860
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                        8,510                8,799,936
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 6.375s, 2035                       1,250                1,282,337
  Cleveland, OH, Airport Special Rev. (Continental Airlines),
    5.7s, 2019                                                            1,000                  878,250
  Hillsborough County, FL, Aviation Authority Rev. (US Air),
    8.6s, 2022                                                              700                  722,694
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                          1,000                1,034,600
  New Jersey Economic Development Authority, Special
    Facilities Rev. (Continental Airlines, Inc.), 6.625s, 2012            1,250                1,300,325
  Wayne Charter County, MI (Northwest Airlines, Inc.),
    6.75s, 2015                                                             750                  757,238
                                                                                            ------------
                                                                                            $ 18,352,240
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.0%
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                                $1,400             $  1,427,216
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                           2,000                2,069,760
                                                                                            ------------
                                                                                            $  3,496,976
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.4%
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                          $2,500             $  2,451,825
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002                               270                  268,871
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                                 460                  458,675
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                               875                  871,439
  Gloucester County, NJ, Improvement Authority, Solid
    Waste Resources Recovery Rev. (Waste Management, Inc.),
    6.85s, 2029                                                             150                  158,745
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                    1,000                  939,460
                                                                                            ------------
                                                                                            $  5,149,015
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.7%
  Gulf Coast Industrial Development Authority (Valero
    Refinery), 5.6s, 2031                                                $  500             $    436,320
  Massachusetts Development Finance Agency Rev
    (Springfield Resources Recovery), 5.625s, 2019                        2,400                2,402,088
  Pennsylvania Economic Development Financing Authority
    (Amtrak), 6.125s, 2021                                                  550                  547,635
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014               1,955                2,129,112
  Tooele County, UT, 5.7s, 2026                                             710                  632,802
                                                                                            ------------
                                                                                            $  6,147,957
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 1.6%
  Mobile County, AL, 6s, 2014                                            $  800             $    871,632
  Mobile, AL, Industrial Development Board Improvement
    Rev. (International Paper Co.), 6.45s, 2019                           2,000                2,053,200
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                                   1,500                1,462,875
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                     500                  476,100
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard LLC),
    6.8s, 2014                                                            1,000                  998,120
                                                                                            ------------
                                                                                            $  5,861,927
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 1.0%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024                                          $3,000             $  1,980,000
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel Co.),
    6.7s, 2012                                                            2,070                1,536,747
                                                                                            ------------
                                                                                            $  3,516,747
--------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.1%
  Nevada Department of Business (Las Vegas Monorail), 7.375s, 2040       $  375             $    375,518
--------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 0.5%
  District of Columbia, 6.25s, 2024                                      $  500             $    499,370
  St. Louis, MS, Industrial Development Authority Rev., 7.2s, 2028          750                  782,430
  Tobacco Settlement Rev., S.C., Management Authority, 6.375s, 2028         500                  496,250
                                                                                            ------------
                                                                                            $  1,778,050
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.5%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                             $1,000             $  1,115,440
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                                600                  633,762
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  380                  371,287
  California Statewide Community Development Authority
    Rev., (Irvine Apartments), 5.25s, 2025                                1,000                  996,220
  Charter Mac Equity Issuer Trust, 6.625s, 2009                           2,000                2,039,500
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                     2,750                2,891,157
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                     1,000                  995,090
  Panhandle, TX, Regional Housing Finance, 6.625s, 2020                     330                  342,299
  Panhandle, TX, Regional Housing Finance, 6.75s, 2031                    1,670                1,745,952
  Pennsylvania Housing Finance Agency, 7.6s, 2013                         1,000                1,032,330
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
    (Northbrook I & III Apartments), 6.15s, 2019                          1,250                  875,000
  Tarrant County, TX, Housing Finance Corp., Multifamily
    Housing, Fair Oaks, Senior A, 6.75s, 2020                               500                  519,090
  Texas Department of Housing & Community Affairs, 10s, 2026+             2,250                2,266,852
  Wisconsin Housing & Economic Development Authority, 7.2s, 2013          4,000                4,142,720
                                                                                            ------------
                                                                                            $ 19,966,699
--------------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections Inc., MA, Rev., 0s, 2016                              $  100             $     39,422
  Rail Connections Inc., MA, Rev., 0s, 2017                                 210                   76,660
  Rail Connections Inc., MA, Rev., 0s, 2018                                 300                  102,066
                                                                                            ------------
                                                                                            $    218,148
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.3%
  Austin, TX, Town Community Events Center Venue, FGIC, 6s, 2019         $1,015             $  1,091,358
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016            8,400                3,856,692
  New York, NY, City Transitional, Future Tax Secured,
    Series A, 6s, 2017                                                    2,000                2,191,940
  Pennsylvania Turnpike Commission, AMBAC, 5.25s, 2018                    2,000                2,035,300
  Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, 8.77s, 2020(++)                                                 2,500                2,722,775
                                                                                            ------------
                                                                                            $ 11,898,065
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 2.8%
  Adams County, CO, Single Family Mortgage Rev.,
    8.875s, 2011(+++)                                                    $2,510             $  3,428,108
  California Rural Home Mortgage Finance Authority, GNMA,
    6.55s, 2030                                                             395                  426,027
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009                    860                  476,724
  Chicago, IL, Single Family Mortgage Rev., GNMA, 7.05s, 2030               200                  220,628
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  2,390                  508,305
  DeKalb, IL, Single Family Mortgage Rev., GNMA, 7.45s, 2009                 80                   86,724
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                       295                  319,957
  Lee County, FL, Housing Finance Authority Rev., GNMA, 7s, 2031            165                  177,572
  Maricopa County, AR, GNMA, 6s, 2024                                       500                  577,020
  Pima County, AZ, Industrial Development Authority, GNMA,
    7.05s, 2030                                                           1,400                1,567,664
  San Bernardino County, CA, GNMA, 6.45s, 2020                              400                  444,416
  Sedgwick & Shawnee Counties, KS, GNMA, 6.875s, 2026                       745                  824,432
  Sedgwick County, KS, GNMA, 5.25s, 2029                                    890                  959,580
                                                                                            ------------
                                                                                            $ 10,017,157
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 4.8%
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2027                                                       $1,405             $    336,399
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2028                                                        4,220                1,051,413
  Colorado Housing Finance Authority, 7.15s, 2014                           100                  108,781
  Colorado Housing Finance Authority, 7.45s, 2016                           355                  400,064
  Colorado Housing Finance Authority, 6.75s, 2021                           275                  301,977
  Colorado Housing Finance Authority, 7.4s, 2027                            275                  293,021
  Colorado Housing Finance Authority, 6.875s, 2028                          935                1,013,465
  Colorado Housing Finance Authority, 6.8s, 2030                            550                  606,837
  Kentucky Housing Corp., FHA, 7.45s, 2023                                1,860                1,895,377
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031                       650                  737,113
  Louisiana Housing Finance Agency, Mortgage Rev., FNMA, 6.4s, 2032         390                  420,798
  Mississippi Home Corp., GNMA, 7.1s, 2023                                  390                  404,855
  Missouri Housing Development Commission, Mortgage Rev., 6.35s, 2032       750                  817,125
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 6.7s, 2030                                                        965                1,032,106
  Nebraska Investment Finance Authority, GNMA, 5.6s, 2020                   770                  785,724
  New Hampshire Housing Finance Authority, 7.2s, 2010                     3,765                3,875,804
  New Mexico Mortgage Finance Authority, GNMA, 7.1s, 2030                   300                  331,071
  Tennessee Housing Development Agency, 0s, 2017                          3,445                1,380,412
  Texas Housing & Community Affairs, Residential Mortgage
    Rev., 7.1s, 2021                                                      1,445                1,558,505
  Utah Housing Finance Agency, FHA, 9.25s, 2019                               5                    5,069
  Utah Housing Finance Agency, GNMA, 8.625s, 2019                            20                   20,149
                                                                                            ------------
                                                                                            $ 17,376,065
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.7%
  Hudson County, NJ, Solid Waste System Rev., 5.9s, 2015                 $  950             $    928,283
  Massachusetts Development Finance Agency, Resource
    Recovery Rev., 6.7s, 2014                                               700                  723,520
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                                1,000                  913,020
                                                                                            ------------
                                                                                            $  2,564,823
--------------------------------------------------------------------------------------------------------
Special Assessment District - 1.3%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                         $1,000             $    991,250
  Capital Region Community Development District, FL, 5.95s, 2006            375                  372,746
  Katy, TX, Development Authority Rev., 5.8s, 2011                        1,000                  965,000
  Katy, TX, Development Authority Rev., 6s, 2018                          1,500                1,432,500
  Taylor, MI, Tax Increment Finance, FSA, 5.5s, 2015                      1,000                1,058,210
                                                                                            ------------
                                                                                            $  4,819,706
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 6.7%
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                 $  760             $    839,511
  Alabama Public School & College, Capital Improvement, "D",
    6s, 2015                                                              2,850                3,142,638
  Chicago, IL, Public Building Commission Rev., RITES,
    5.783s, 2016(++)+                                                     1,500                1,657,020
  Chicago, IL, Public Building Commission Rev., RITES,
    5.783s, 2017(++)+                                                     1,250                1,360,075
  Houston, TX, 6.3s, 2020                                                 1,000                1,036,530
  Houston, TX, 7.875s, 2025+                                              1,650                1,663,365
  Illinois Regional Transport Authority, FSA, 5.75s, 2017                 5,000                5,517,200
  Massachusetts Development Finance Agency, Visual &
    Performing Arts Project, 6s, 2021                                     1,000                1,115,800
  Michigan Certificates Participation, AMBAC, 5.5s, 2020                  1,250                1,288,263
  New York Dormitory Authority Revenues, University
    Facilities, "C", FSA, 5.75s, 2017                                     1,250                1,386,525
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2008                                           20                   20,494
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.75s, 2020(+++)                                        5                    5,115
  New York Urban Development Corp., Correctional
    Facilities Service Contract C, AMBAC, 5.875s, 2019                    1,000                1,075,090
  New York, NY, City Transitional, Future Tax Secured, FGIC,
    5s, 2017                                                              3,475                3,490,672
  Stafford, TX, Economic Development Corp., FGIC, 6s, 2015                  525                  590,468
                                                                                            ------------
                                                                                            $ 24,188,766
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.6%
  Access to Loans for Learning, California Student Loan
    Corp. Rev., 7.95s, 2030                                              $  650             $    677,242
  Arizona Student Loan Acquisition Authority, 5.8s, 2016                    675                  707,589
  Arizona Student Loan Acquisition Authority, 5.85s, 2017                   700                  734,293
  Massachusetts Educational Financing Authority
    Education, Refunding Issue G, "A", MBIA, 6.1s, 2018                   1,045                1,099,204
  Pennsylvania State Higher Educational Assistance
    Agency, AMBAC, 9.682s, 2026 (++)                                      5,500                6,326,155
                                                                                            ------------
                                                                                            $  9,544,483
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 4.1%
  Allegheny County, PA, Port Authority Special Rev., MBIA,
    6.25s, 2017                                                          $1,000             $  1,150,450
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease, "A", FSA, 6s, 2016                     325                  358,439
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                    1,450                1,728,545
  New York Thruway Authority Rev., Highway & Bridges,
    FGIC, 5.125s, 2015                                                    1,500                1,544,865
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004(+++)                                         3,000                2,719,710
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009(+++)                                         1,000                  728,060
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2020(+++)                                                    2,985                3,377,468
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2017                    3,000                3,240,000
                                                                                            ------------
                                                                                            $ 14,847,537
--------------------------------------------------------------------------------------------------------
Universities - Colleges - 3.2%
  Amherst, NY, Industrial Development Agency (Daemen
    College), 6s, 2021                                                   $1,950             $  1,900,431
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026(+++)                             2,000                2,370,600
  Massachusetts Development Finance Agency Rev
    (Massachusetts College of Pharmacy), 6.625s, 2020                       100                  105,642
  Northern Illinois University Rev., Auxiliary Facilities
    Systems, AMBAC, 5.875s, 2018                                          1,370                1,465,078
  Savannah, GA, Economic Development Authority (College
    of Art & Design), 6.5s, 2013                                            500                  526,995
  St. Joseph County, IN, Educational Facilities Rev
    (University of Notre Dame), 6.5s, 2026                                1,000                1,196,490
  Tulsa, OK, Industrial Authority Rev., Refunding
    University of Tulsa, "A", MBIA, 6s, 2016                              1,250                1,422,863
  Virginia College Building Authority, Public Higher
    Education Financing, "A", 5.75s, 2019                                 2,295                2,438,139
                                                                                            ------------
                                                                                            $ 11,426,238
--------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 1.2%
  Clark County, NV, Economic Development Rev. (Alexander
    Dawson School), 5.5s, 2020                                           $1,500             $  1,477,095
  Maine Finance Authority, Educational Rev. (Waynflete
    School), 6.4s, 2019                                                   1,000                1,043,360
  Maine Finance Authority, Educational Rev. (Waynflete
    School), 6.5s, 2029                                                   1,000                1,030,500
  New Hampshire Health & Education (Derryfield School),
    6.5s, 2010                                                              575                  609,454
                                                                                            ------------
                                                                                            $  4,160,409
--------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 1.5%
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                                $  300             $    311,235
  Klamath Falls, OR, Electric Rev. (Klamath
    Cogeneration), 6s, 2025                                               3,500                3,272,535
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            2,000                1,924,900
                                                                                            ------------
                                                                                            $  5,508,670
--------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 3.0%
  Apache County, AZ, Industrial Development Authority,
    Pollution Control Rev. (Tuscon Electric Power Co.),
    5.875s, 2033                                                         $1,000             $    911,270
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                         1,000                  985,330
  Farmington, NM, Pollution Control Rev., 5.8s, 2022                        905                  843,460
  Farmington, NM, Pollution Control Rev. (San Juan Public
    Services Co.), 6.3s, 2016                                               565                  559,644
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                      3,000                2,849,280
  New Hampshire Industrial Development Authority,
    Pollution Control Connecticut Light, 5.9s, 2016                         500                  499,055
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                               2,000                1,840,360
  West Feliciana Parish, LA, 5.8s, 2016                                     500                  481,295
  West Feliciana Parish, LA, Pollution Control Rev
    (Entergy Gulf States), 6.6s, 2028                                     1,665                1,662,952
                                                                                            ------------
                                                                                            $ 10,632,646
--------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 6.1%
  American Municipal Power Ohio, Inc., Omega Jv2 Project,
    AMBAC, 5.25s, 2016                                                   $1,000             $  1,033,360
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011                    1,500                1,804,320
  Farmington, NM, Pollution Control Rev. (Public Service
    Co. of NM), 6.375s, 2022                                              1,000                  972,120
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.375s, 2016                                                          2,000                2,329,740
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.5s, 2020                                                            7,350                8,671,236
  Intermountain Power Agency, UT, MBIA, 5s, 2019                          2,050                2,032,739
  North Carolina Eastern Municipal Power Agency, MBIA,
    7s, 2007                                                              3,250                3,716,342
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., 6.375s, 2013                                             750                  802,058
  Washington Public Power Supply System Rev. (Nuclear Project #1),
    14.375s, 2001(+++)                                                      200                  205,328
  Western Minnesota Municipal Power Agency Transport,
    Refunding Project, "A", AMBAC, 5.5s, 2015                               500                  528,710
                                                                                            ------------
                                                                                            $ 22,095,953
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.6%
  Atlanta, GA, Water & Wastewater Rev., RITES, FGIC,
    7.222s, 2016(++)+                                                    $1,000             $  1,165,800
  Clark County, WA, Sewer Rev., Refunding, "B", AMBAC,
    5.25s, 2015                                                           1,000                1,045,660
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2020               1,170                1,300,701
  Massachusetts Water Resources Authority, 6.5s, 2019                     5,965                7,076,697
  New York Environmental Facilities Corp., Clean Water &
    Drinking, 5s, 2016                                                    2,000                2,023,860
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2017            2,300                  990,932
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2018            2,300                  931,822
  Pittsburgh, PA, Water & Sewer Systems Rev.,
    Subordinated "C", FSA, 5.25s, 2022                                    2,000                2,010,060
                                                                                            ------------
                                                                                            $ 16,545,532
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $335,380,271)                                       $350,504,293
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.9%
--------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev., Ace Presbyterian Hospital, due 04/05/01                        $  550             $    550,000
  Bartow County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 04/02/01                          300                  300,000
  East Baton Rouge Parish, LA, Pollution Control Rev.,
    (Exxon Corp.), due 04/02/01                                             200                  200,000
  Gulf Breeze, FL, due 04/04/01                                             200                  200,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 04/02/01                                                            300                  300,000
  Harris County, TX, Industrial Development Corp. (Shell
    Oil Co.), due 04/02/01                                                  400                  400,000
  Illinois Educational Facilities Authority Rev
    (University Chicago Hospital), due 04/02/01                             300                  300,000
  Knoxville, TN, Utilities Board Rev., due 04/02/01                         100                  100,000
  Knoxville, TN, Utilities Board Rev., Adjusted
    Subordinated Water Systems Notes, due 04/02/01                          800                  800,000
  Massachusetts Health & Education Facilities Authority Rev.,
    due 04/02/01                                                            400                  400,000
  New Castle, PA, Area Hospital Authority, Jameson
    Memorial Hospital, due 04/04/01                                         300                  300,000
  Sevier County, TN, Public Building Authority, due 04/02/01                100                  100,000
  Sevier County, TN, Public Building Authority, due 04/05/01                750                  750,000
  Sevier County, TN, Public Building Authority, Adjusted
    Local Government Public Improvement IV B4, due 04/02/01                 520                  520,000
  West Baton Rouge Parish, LA, No. 3, Variable Refunding,
    (Dow Chemical Co. Project), "B", due 04/02/01                         1,600                1,600,000
--------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $6,820,000)                              $  6,820,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $342,200,271)                                           $357,324,293

Other Assets, Less Liabilities - 1.0%                                                          3,589,289
--------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                         $360,913,582
--------------------------------------------------------------------------------------------------------
    + Restricted security.
 (++) Inverse floating rate security.
(+++) Refunded bond.
   ** Non-income producing security in default.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MARCH 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $342,200,271)            $357,324,293
  Cash                                                                   60,113
  Receivable for investments sold                                     1,760,837
  Receivable for fund shares sold                                       782,432
  Interest receivable                                                 5,629,206
  Other assets                                                            5,094
                                                                   ------------
      Total assets                                                 $365,561,975
                                                                   ------------
Liabilities:
  Distributions payable                                            $    754,359
  Payable for investments purchased                                   3,428,951
  Payable for fund shares reacquired                                    239,704
  Payable to affiliates -
    Management fee                                                        7,905
    Shareholder servicing agent fee                                       1,976
    Distribution and service fee                                          9,244
    Administrative fee                                                    5,489
  Accrued expenses and other liabilities                                200,765
                                                                   ------------
      Total liabilities                                            $  4,648,393
                                                                   ------------
Net assets                                                         $360,913,582
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $346,257,193
  Unrealized appreciation on investments                             15,124,022
  Accumulated distributions in excess of net realized gain
    on investments                                                   (1,406,922)
  Accumulated undistributed net investment income                       939,289
                                                                   ------------
      Total                                                        $360,913,582
                                                                   ============
Shares of beneficial interest outstanding                           42,226,984
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $255,798,925 / 29,941,661 shares of
     beneficial interest outstanding)                                  $8.54
                                                                       =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                        $8.97
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $75,857,792 / 8,869,109 shares of
     beneficial interest outstanding)                                  $8.55
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $29,256,865 / 3,416,214 shares of
     beneficial interest outstanding)                                  $8.56
                                                                       =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 21,580,324
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,390,081
    Trustees' compensation                                               53,461
    Shareholder servicing agent fee                                     336,636
    Distribution and service fee (Class A)                              570,427
    Distribution and service fee (Class B)                              829,904
    Distribution and service fee (Class C)                              254,748
    Administrative fee                                                   50,019
    Custodian fee                                                       119,172
    Printing                                                             65,843
    Postage                                                              28,067
    Auditing fees                                                        32,984
    Legal fees                                                            5,474
    Miscellaneous                                                       118,164
                                                                   ------------
      Total expenses                                               $  4,854,980
    Fees paid indirectly                                                (78,072)
    Reduction of expenses by investment adviser                      (1,043,539)
                                                                   ------------
      Net expenses                                                 $  3,733,369
                                                                   ------------
        Net investment income                                      $ 17,846,955
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $ (1,082,181)
    Futures contracts                                                   (13,770)
                                                                   ------------
        Net realized loss on investments                           $ (1,095,951)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 11,556,620
    Futures contracts                                                        59
                                                                   ------------
      Net unrealized gain on investments                           $ 11,556,679
                                                                   ------------
        Net realized and unrealized gain on investments            $ 10,460,728
                                                                   ------------
          Increase in net assets from operations                   $ 28,307,683
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                                     2001                       2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 17,846,955                $ 19,365,745
  Net realized gain (loss) on investments                          (1,095,951)                  2,658,084
  Net unrealized gain (loss) on investments                        11,556,679                 (28,331,647)
                                                                 ------------                ------------
    Increase (decrease) in net assets from operations            $ 28,307,683                $ (6,307,818)
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(12,782,647)               $(11,884,202)
  From net investment income (Class B)                             (4,019,781)                 (5,691,939)
  From net investment income (Class C)                             (1,231,595)                 (1,349,567)
  From net realized gain on investments (Class A)                    (401,793)                 (1,465,556)
  From net realized gain on investments (Class B)                    (140,363)                   (788,470)
  From net realized gain on investments (Class C)                     (44,108)                   (184,836)
  In excess of net realized gain on investments (Class A)            (914,262)                       --
  In excess of net realized gain on investments (Class B)            (319,389)                       --
  In excess of net realized gain on investments (Class C)            (100,365)                       --
                                                                 ------------                ------------
    Total distributions declared to shareholders                 $(19,954,303)               $(21,364,570)
                                                                 ------------                ------------
Net increase (decrease) in net assets from fund
  share transactions                                             $ 14,986,946                $(23,647,397)
                                                                 ------------                ------------
    Total increase (decrease) in net assets                      $ 23,340,326                $(51,319,785)
Net assets:
  At beginning of period                                          337,573,256                 388,893,041
                                                                 ------------                ------------
  At end of period (including accumulated undistributed net
    investment income of $939,289 and $1,044,711,
    respectively)                                                $360,913,582                $337,573,256
                                                                 ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                               2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 8.33             $ 8.97           $ 8.99           $ 8.50           $ 8.62
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.46             $ 0.48           $ 0.47           $ 0.48           $ 0.49
  Net realized and unrealized gain (loss)
    on investments                                 0.27              (0.59)           (0.02)            0.49            (0.12)
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 0.73             $(0.11)          $ 0.45           $ 0.97           $ 0.37
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.47)            $(0.47)          $(0.47)          $(0.48)          $(0.49)
  From net realized gain on investments           (0.02)             (0.06)            --               --               --
  In excess of net realized gain on
    investments                                   (0.03)              --               --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.52)            $(0.53)          $(0.47)          $(0.48)          $(0.49)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $ 8.54             $ 8.33           $ 8.97           $ 8.99           $ 8.50
                                                 ======             ======           ======           ======           ======
Total return(+)                                    9.06%             (1.15)%           5.16%           11.61%            4.28%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.89%              0.88%            1.08%            1.23%            1.31%
  Net investment income                            5.55%              5.66%            5.35%            5.44%            5.75%
Portfolio turnover                                   15%                57%              31%              23%              30%
Net assets at end of period (000 Omitted)      $255,799           $217,880         $215,858         $189,056         $152,039

  (S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                    $ 0.44             $ 0.45           $ 0.47          $  --            $  --
        Ratios (to average net assets):
          Expenses##                               1.20%              1.20%            1.21%            --               --
          Net investment income                    5.24%              5.34%            5.22%            --               --
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                2001              2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.34            $ 8.98           $ 9.00           $ 8.51           $ 8.63
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.40            $ 0.42           $ 0.41           $ 0.42           $ 0.43
  Net realized and unrealized gain (loss)
    on investments                                  0.27             (0.59)           (0.02)            0.48            (0.13)
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.67            $(0.17)          $ 0.39           $ 0.90           $ 0.30
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                      $(0.41)           $(0.41)          $(0.41)          $(0.41)          $(0.42)
  From net realized gain on investments            (0.02)            (0.06)            --               --               --
  In excess of net realized gain on
    investments                                    (0.03)             --               --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.46)           $(0.47)          $(0.41)          $(0.41)          $(0.42)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.55            $ 8.34           $ 8.98           $ 9.00           $ 8.51
                                                  ======            ======           ======           ======           ======
Total return                                        8.24%            (1.89)%           4.38%           10.77%            3.44%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.64%             1.63%            1.83%            1.98%            2.11%
  Net investment income                             4.82%             4.89%            4.59%            4.69%            4.95%
Portfolio turnover                                    15%               57%              31%              23%              30%
Net assets at end of period (000 Omitted)        $75,858           $93,656         $140,871         $172,339         $226,138

  (S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                     $ 0.38            $ 0.39           $ 0.40           $ --             $ --
        Ratios (to average net assets):
          Expenses##                                1.95%             1.95%            1.96%            --               --
          Net investment income                     4.51%             4.57%            4.46%            --               --
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                2001              2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.35            $ 8.99           $ 9.01           $ 8.52           $ 8.64
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.40            $ 0.42           $ 0.41           $ 0.41           $ 0.43
  Net realized and unrealized gain (loss)
    on investments                                  0.27             (0.59)           (0.02)            0.49            (0.12)
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.67            $(0.17)          $ 0.39           $ 0.90           $ 0.31
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                      $(0.41)           $(0.41)          $(0.41)          $(0.41)          $(0.43)
  From net realized gain on investments            (0.02)            (0.06)            --               --               --
  In excess of net realized gain on
    investments                                    (0.03)             --               --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.46)           $(0.47)          $(0.41)          $(0.41)          $(0.43)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.56            $ 8.35           $ 8.99           $ 9.01           $ 8.52
                                                  ======            ======           ======           ======           ======
Total return                                        8.23%            (1.89)%           4.37%           10.75%            3.62%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.64%             1.63%            1.81%            1.98%            2.06%
  Net investment income                             4.80%             4.89%            4.59%            4.69%            5.00%
Portfolio turnover                                    15%               57%              31%              23%              30%
Net assets at end of period (000 Omitted)        $29,257           $26,037          $32,164          $21,802          $19,159

  (S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                     $ 0.37            $ 0.39           $ 0.40           $ --             $ --
        Ratios (to average net assets):
          Expenses##                                1.95%             1.95%            1.94%            --               --
          Net investment income                     4.49%             4.57%            4.46%            --               --
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or contracts based on the financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin accreting market discount on debt securities effective April 1, 2001. Prior to this date, the fund did not accrete discount on debt securities. The cumulative effect on this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 2001, accumulated undistributed net investment income increased by $81,646, accumulated distributions in excess of net realized gain on investments increased by $72,906, and paid-in capital decreased by $8,740 due to differences between book and tax accounting for market discount and defaulted bonds. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of the average daily net assets and 6.43% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended March 31, 2001 were 0.40% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $21,445 for the year ended March 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $54,841 for the year ended March 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum, Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $42,653 for the year ended March 31, 2001. Fees incurred under the distribution plan during the year ended March 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,832 and $449 for Class B and Class C shares, respectively, for the year ended March 31, 2001. Fees incurred under the distribution plan during the year ended March 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within 6 years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2001, were $1,327, $104,663, and $7,984 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $62,483,381 and $50,328,240, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $342,209,674
                                                                 ------------
Gross unrealized appreciation                                    $ 20,806,740
Gross unrealized depreciation                                      (5,692,121)
                                                                 ------------
    Net unrealized appreciation                                  $ 15,114,619
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED MARCH 31, 2001             YEAR ENDED MARCH 31, 2000
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           6,829,843        $ 57,647,800         7,249,421        $ 61,517,236
Shares issued to shareholders
  in reinvestment of
  distributions                         900,867           7,554,743           862,805           7,288,396
Shares reacquired                    (3,934,562)        (33,039,054)       (6,034,810)        (51,044,873)
                                     ----------        ------------        ----------        ------------
    Net increase                      3,796,148        $ 32,163,489         2,077,416        $ 17,760,759
                                     ==========        ============        ==========        ============

Class B shares
                                          YEAR ENDED MARCH 31, 2001             YEAR ENDED MARCH 31, 2000
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           1,847,258        $ 15,579,003         1,596,772        $ 13,697,105
Shares issued to shareholders
  in reinvestment of
  distributions                         280,975           2,355,628           423,242           3,590,412
Shares reacquired                    (4,485,416)        (37,686,340)       (6,483,231)        (54,769,638)
                                     ----------        ------------        ----------        ------------
    Net decrease                     (2,357,183)       $(19,751,709)       (4,463,217)       $(37,482,121)
                                     ==========        ============        ==========        ============

Class C shares
                                          YEAR ENDED MARCH 31, 2001             YEAR ENDED MARCH 31, 2000
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           1,342,185        $ 11,326,695           961,741        $  8,209,806
Shares issued to shareholders
  in reinvestment of
  distributions                          95,697             804,256           111,637             947,356
Shares reacquired                    (1,138,842)         (9,555,785)       (1,534,895)        (13,083,197)
                                     ----------        ------------        ----------        ------------
    Net increase (decrease)             299,040        $  2,575,166          (461,517)       $ (3,926,035)
                                     ==========        ============        ==========        ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended March 31, 2001, was $2,852. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                    DATE OF       PRINCIPAL
DESCRIPTION                                     ACQUISITION          AMOUNT            COST       VALUE
------------------------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev.,
  RITES, FGIC, 7.222s, 2016                         4/20/99      $1,000,000      $1,167,100      $ 1,165,800
Chicago, IL, Public Building Commission
  Rev., RITES,
  5.783s, 2016                                      3/10/99       1,500,000       1,619,550        1,657,020
Chicago, IL, Public Building Commission
  Rev., RITES,
  5.783s, 2017                                      3/10/99       1,250,000       1,337,550        1,360,075
Dudley-Charleton, MA, Regional School
  District, RITES, FGIC, 6,335s, 2017                5/5/99       1,495,000       1,615,945        1,651,706
Houston, TX, 7.875s, 2025                            6/7/00       1,650,000       1,643,500        1,663,365
Houston, TX, Independent School District,
  RITES, PSF, 6.127s, 2017                          2/26/99       2,325,000       2,440,831        2,402,794
Rio Grande Valley, TX, Health Facilities
  Development Corp., MBIA, 6.4s, 2015                7/1/92       2,800,000       2,766,764        2,944,956
Texas Department of Housing & Community
  Affairs, 10s, 2026                                11/1/96       2,250,000       2,260,000        2,266,852
                                                                                                 -----------
                                                                                                 $15,112,568
                                                                                                 ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series constituting MFS Municipal Series Trust) as of March 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 10, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   FOR FEDERAL INCOME TAX PURPOSES, APPROXIMATELY 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED MARCH 31, 2001, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

   THE FUND HAS DESIGNATED $1,920,280 AS A CAPITAL GAIN DIVIDEND FOR THE
   YEAR ENDED MARCH 31, 2001.
-------------------------------------------------------------------------------

MFS(R) Municipal Income Fund
TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            AUDITORS
Group, Inc. (office services)                            Deloitte & Touche LLP

Arnold D. Scott* - Senior Executive                      INVESTOR INFORMATION
Vice President, Director, and Secretary,                 For information on MFS mutual funds, call your
MFS Investment Management                                investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                       For general information, call toll free:
                                                         1-800-225-2606 any business day from
INVESTMENT ADVISER                                       8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                              time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                              equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGERS
Michael L. Dawson*                                       WORLD WIDE WEB
Geoffrey L. Schechter*                                   www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) MUNICIPAL INCOME FUND                                        ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                   PAID
                                                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                  MMI-2  5/01  18M   02/202/302